Exhibit 99.11

                          Interest Rate Swap Agreement

(Multicurrency--Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                                   dated as of
                                November 29, 2007
                                     between

       MORGAN STANLEY CAPITAL              MORGAN STANLEY CAPITAL I TRUST
            SERVICES INC.                            2007-IQ16
....................................and .........................................

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A)the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

      (ii) Liability. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii)Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv)Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii)upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist. If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i). Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)( 1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default:--

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

      If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or reenactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; And

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a) (iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MORGAN STANLEY CAPITAL SERVICES INC.        WELLS FARGO BANK NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely in its
                                            representative capacity as Paying
                                            Agent on behalf of MORGAN STANLEY
                                            CAPITAL I TRUST 2007-IQ16 pursuant
                                            to the Pooling and Servicing
                                            Agreement

By: /s/ Charmaine Fearon                    By: /s/ Amy Mofsneson
    ------------------------------             ---------------------------
       Name: Charmaine Fearon                     Name: Amy Mofseson
       Title: Authorized Signatory                Title: Vice President
       Date: 11/29/2007                           Date: 11/29/2007

                                    SCHEDULE
                                     TO THE
                           1992 ISDA MASTER AGREEMENT
                          dated as of November 29, 2007
                                     between
                      MORGAN STANLEY CAPITAL SERVICES INC.
                                   ("Party A")
                                       and
                    MORGAN STANLEY CAPITAL I TRUST 2007-IQ16
                                   ("Party B")

Termination Provisions

"Specified Entity" means in relation to Party A for the purpose of:

      Section 5(a)(v), None Specified
      Section 5(a)(vi), None Specified
      Section 5(a)(vii), None Specified
      Section 5(b)(iv), None Specified

      and in relation to Party B for the purpose of:

      Section 5(a)(v), None Specified
      Section 5(a)(vi), None Specified
      Section 5(a)(vii), None Specified
      Section 5(b)(iv), None Specified

"Specified Transaction" has the meaning specified in Section 14.

Events of Default. The following Events of Default shall apply to the specified party:

                                                                  Party A                              Party B
                                                                  -------                              -------

(i)   Section 5(a)(i), Failure to Pay or Deliver                  Applicable (as modified below)       Applicable

(ii)  Section 5(a)(ii), Breach of Agreement                       Not Applicable                       Applicable

(iii) Section 5(a)(iii), Credit Support Default                   Applicable                           Not Applicable

(iv)  Section 5(a)(iv), Misrepresentation                         Not Applicable                       Not Applicable

(v)   Section 5(a)(v), Default Under Specified Transaction        Not Applicable                       Not Applicable

(vi)  Section 5(a)(vi), Cross Default                             Applicable                           Applicable

(vii) Section 5(a)(vii), Bankruptcy                               Applicable                           Applicable

(viii) Section 5(a)(viii), Merger Without Assumption              Applicable                           Applicable

Termination Events. The following Termination Events shall apply to the specified party:

                                                                  Party A                              Party B
                                                                  -------                              -------

(i)   Section 5(b)(i), Illegality                                 Applicable                           Applicable

(ii)  Section 5(b)(ii), Tax Event                                 Not Applicable                       Not Applicable

(iii) Section 5(b)(iii), Tax Event Upon Merger                    Not Applicable                       Not Applicable

(iv)  Section 5(b)(iv), Credit Event Upon Merger                  Not Applicable                       Not Applicable

The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

      Notwithstanding the foregoing or anything to the contrary herein or in the
      Confirmation:

      (i) in connection with any Early Termination Date, any Settlement Amount due or payable by Party B shall be deemed to be USD 0.00; and

      (ii) in connection with any Event of Default with respect to which Party B is a Defaulting Party or any Termination Event with respect to which Party B is an Affected Party, any Settlement Amount due or payable shall be deemed to be USD 0.00.

Failure to Pay or Deliver. With respect to Party A and any Floating Rate Payer
      Payment Date, Section 5(a)(i) is amended by replacing the words "the third Local Business Day after notice of such failure is given" in the last line thereof with "11 a.m. New York time on the next Business Day (as defined in the Pooling and Servicing Agreement) after the day on which notice of such failure is given." The parties agree that notice referred to in the proviso above shall be effective on the day that it is delivered, notwithstanding that such delivery may occur after close of business.

"Termination Currency" means United States Dollars.

Additional Termination Event will apply.

      1. The following shall constitute Additional Termination Events with respect to Party B:

            (A) any termination of the trust pursuant to Article X of the Pooling and Servicing Agreement; or

            (B) if the Pooling and Servicing Agreement is supplemented or amended or any provision thereof is waived without the consent of Party A and such supplement, amendment or waiver, in the reasonable judgment of Party A, would adversely affect distributions to Party A or would materially and adversely affect the rights or obligations of Party A hereunder without the consent of Party A (which consent will not be unreasonably withheld, conditioned or delayed).

            For the purpose of the foregoing Additional Termination Events, the Affected Party shall be Party B and all Transactions shall be Affected Transactions.

      2. The following shall constitute an Additional Termination Event with respect to Party A:

            Ratings Downgrade. Failure by Party A to take any action required under the ratings downgrade provisions set forth below, unless Rating Agency Confirmation (as defined in the Pooling and Servicing Agreement) has been obtained from the relevant Rating Agency notwithstanding such failure.

            (a) If at any time the senior unsecured debt rating of Party A or Party A's Credit Support Provider, whichever is higher, assigned by S&P falls below a short term rating of "A-1" or, if such party does not have a short term rating, a long term rating of "A" (the "S&P Required Rating") then, Party A shall, or shall cause its Credit Support Provider to, within 30 days of the date of such downgrade:

                  (i) transfer all of its rights and obligations under this Agreement to

                        (a) a United States entity which has the S&P Required Rating, or

                        (b) a non US entity which (x) has the S&P Required Rating and (y) agrees unconditionally to gross up and, in connection therewith, also agrees that (1)
                              Section 2(d)(i)(4) of the Agreement shall be amended to require such non US entity unconditionally to gross up in the event that a withholding tax is imposed on payments being made by such non US entity, (2) the definition of "indemnifiable tax" shall be amended to cover any and all withholding tax, (3) the provision in
                              Section 2(d)(i)(4) of the Agreement allowing such non US entity to be excused from having to "gross up" due to Party B's breach of a tax representation or failure to notify non US entity of a breach of a tax representation shall be deleted, and (4) Section 2(d)(ii) of the Agreement shall be amended to delete any obligation by Party B to make payments to such non US entity for any payments made by such non US entity without deduction for taxes (for which there is no obligation on the part of the non US entity to gross up), provided that there shall not be any such amendment for any payment obligations of such non US entity to Party B for such taxes. Notwithstanding anything in the foregoing to the contrary, such non US entity shall have a right, in lieu of performing any obligation in clause (y) above, to terminate the Transaction, with such non US entity as the sole Affected Party, provided, that, such non US entity will be responsible for the cost of finding a replacement swap counterparty and that such non US entity shall continue to perform any obligation under clause
                              (y) above until its rights and obligations herein are effectively transferred to such replacement swap counterparty;

                  (ii) cause an entity with the S&P Required Rating to guarantee the obligations of Party A or its Credit Support Provider under this Agreement, subject to Rating Agency Confirmation;

                  (iii) post collateral to Party B pursuant to the credit
                        support annex between the parties which is subject to Rating Agency Confirmation and is dated as of the date hereof (the "Credit Support Annex"); provided, however; that Party A shall not have the option to post collateral as described in this clause (iii) if its long term rating is below BBB-, or if it has no long term rating, its short term rating is below A-3, in which case Party A will be required to effect an immediate replacement in accordance with Part 1(i)2(a)(i) above; or

                  (iv) establish any other arrangement for which Rating Agency Confirmation has been obtained.

            (b) (i) If Party A's Credit Support Provider's long term rating assigned by Fitch is not at least "A" or Party A's Credit Support Provider's long term rating assigned by DBRS is not at least "A", then Party A shall within 30 days of any such downgrade event, at the cost of Party A, (A) post collateral pursuant to the ISDA Credit Support Annex attached hereto; (B) cause an entity with the Required Ratings (as defined below) to guarantee or provide an indemnity in respect of Party A's obligations under this Agreement, in each case, subject to Rating Agency Confirmation; (C) transfer all of its rights and obligations under this Agreement to another entity with the Required Ratings or whose credit support provider has the Required Ratings (such entity the "Substitute Party") selected by Party A and approved by Party B, subject to the assumption by the Substitute Party of all of Party A's obligations hereunder; or (D) enter into any other arrangement, subject to Rating Agency Confirmation, provided that (i) the Substitute Party shall have agreed in writing satisfactory to Party B to enter into an agreement on terms substantially identical to the terms of this Agreement and all Transactions hereunder,
                  (ii) as of the date of such assignment the Substitute Party will not, as a result of such assignment, be required to withhold or deduct on account of tax under this Agreement, and
                  (iii) a Termination Event or Event of Default does not occur under this Agreement as a result of such assignment.

                  (ii) For purposes of the foregoing paragraph (b)(i), "Required Ratings" shall mean (A) a long term rating of at least "A" by Fitch, (B) a long term rating of at least "A" by DBRS and (C) the S&P Required Ratings.

            (c)   For the avoidance of doubt, Party A shall be responsible for:

                  (i) locating a party with the required ratings to transfer (within 30 days (or such shorter time period as set out above, as applicable) and at its own cost) all its interest in and obligations under this Agreement or to guarantee or provide an indemnity in respect of, its obligations under this Agreement; and

                  (ii) any cost incurred by it in complying with its obligations under this Part 1(i)2.

            For the purpose of this Part 1(i)2, Party A shall be the Affected Party and all Transactions shall be Affected Transactions.

Part 2. Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
      Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations. For the purpose of Section 3(f),

      Party A makes the following representation:

      It is a corporation organized or formed under the laws of the State of Delaware.

      Party B makes the following representation:

      Party B is a common law trust organized under and governed by the laws of the State of New York.

Part 3. Agreement to Deliver Documents

      For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

Party
required to
deliver
document      Form/Document/Certificate      Date by which to be delivered
--------      -------------------------      -----------------------------

Party A       A correct, complete and        (i) Immediately after the
              executed U.S. Internal         execution of this Agreement;
              Revenue Service Form W-9 or    (ii) promptly upon reasonable
              any successor thereto, that    demand by Party B; and (iii)
              eliminates U.S. federal        promptly upon any Form W-9 (or any
              withholding tax and backup     successors thereto) previously
              withholding on payments under  provided by Party A becoming
              this Agreement.                obsolete or incorrect

Party B       Either (a) if Party B is       (i) Prior to the first
              treated as a domestic grantor Distribution Date, to the extent trust for U.S. federal income in possession of Party B;
              tax purposes, a correct,       (ii) promptly upon reasonable
              complete and executed U.S.     demand by Party A; and (iii)
              Internal Revenue Service Form  promptly upon any Form W-9,
              W-9 or any successor thereto,  W-8IMY, W-8BEN or W-8ECI (or any
              that eliminates U.S. federal   successors thereto) previously
              withholding tax and backup     provided by Party B becoming
              withholding on payments under  obsolete or incorrect.
              this Agreement, or (b) if
              Party B is treated as a
              foreign grantor trust for
              U.S. federal income tax
              purposes, a correct, complete
              and executed U.S. Internal
              Revenue Service Form W-8IMY
              or any successor thereto, and
              a complete and executed U.S.
              Internal Revenue Service Form
              W-8BEN, W-8IMY, W-8ECI or W-9
              (or any successor thereto)
              from each Holder of a
              Certificate (and, where
              applicable, such forms from
              the beneficial owners of such
              Certificate), and in any case
              in which the Holder of a
              Certificate is eligible for
              the benefits of an income tax
              treaty with the United
              States, a Form W-8BEN
              including a claim of treaty
              benefits under Part II and
              with Part III marked,
              claiming such benefits with
              respect to all payments
              received with respect to the
              Certificates, in each case
              that eliminates U.S. federal
              withholding tax and backup
              withholding on payments under
              this Agreement.

(b)   Other documents to be delivered are:

                                                                                                       Covered by
Party required to                                                                                     Section 3(d)
deliver document     Form/Document/Certificate                    Date by which to be delivered      Representation
----------------     -------------------------                    -----------------------------      --------------
Party A              Either (1) a signature booklet containing    Upon execution of this                   Yes
and                  secretary's certificate and resolutions      Agreement and as deemed
Party B              ("authorizing resolutions") authorizing      necessary for any further
                     the party to enter into derivatives          documentation.
                     transactions of the type contemplated by
                     the parties or (2) a secretary's
                     certificate, authorizing resolutions and
                     incumbency certificate, in either case, for
                     such party and any Credit Support Provider
                     of such party reasonably satisfactory in
                     form and substance to the other party.

Party A              A duly executed copy of the Credit Support   As soon as practicable after             No
and                  Document specified in Part 4 of this         the execution of this Agreement.
Party B              Schedule.

Party B              A duly executed copy of the Pooling and      As soon as practicable after             No
                     Servicing Agreement and a copy of the        the execution of this Agreement.
                     final Prospectus Supplement and Prospectus.

Party A              A copy of the annual report of Morgan        Promptly following demand by             No
                     Stanley containing audited consolidated      Party B when available, while
                     financial statements for each such fiscal    there are any obligations
                     year, certified by independent certified     outstanding under this
                     public accountants and prepared in           Agreement.
                     accordance with generally accepted
                     accounting principles in the country in
                     which such party is organized.

Party B              A copy of each Monthly Certificateholders    As specified in the Pooling and
                     Report (as defined in the Pooling and        Servicing Agreement
                     Servicing Agreement).

Party B              Certified  copies of documents  evidencing   As  soon as practicable after           Yes
                     Party B's capacity to execute this           the execution of this Agreement.
                     Agreement, each Confirmation and any Credit
                     Support Document and to perform its
                     obligations hereunder and thereunder.

Party A              An opinion of counsel reasonably             Upon execution of this                   No
and                  satisfactory in form and substance to the    Agreement.
Party B              other party.

Party B              Any notice or other information delivered    On any date on which such                No
                     or transmitted to Certificateholders under   notice or other information is
                     the Pooling and Servicing  Agreement with    delivered or transmitted to
                     respect to (i) the  occurrence of an "Event  Certificate Holders under the
                     of Default" (as defined in the Pooling and   Pooling and Servicing Agreement.
                     Servicing Agreement), (ii) any reduction in
                     the principal amount of any Certificate,
                     (iii) the waiver of any default or any
                     provision under the Pooling and Servicing
                     Agreement, (iv) any commencement of the
                     sale of the assets of Party B under Article
                     X of the Pooling and Servicing Agreement
                     and the completion of such sale and (iv)
                     any proposed amendment, supplement or
                     modification of the Pooling and Servicing
                     Agreement.

Party A              Such other documents as the other party      Upon request.                            No
and                  may reasonably request.
Party B

Part 4. Miscellaneous

(a)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            Transaction Management Group
            1585 Broadway
            New York, New York 10036-8293
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

            With a copy to:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Manager, Fixed Income Treasury Group

            Facsimile No.:    212-761-0435
            Telephone No.:    212-761-2504

      (ii)  Address for notices or communications to Party B:

            Wells Fargo Bank, N.A.
            9062 Old Annapolis Road
            Columbia, MD, 21045-1951
            Attention:  Corporate Trust Services - MSCI 2007-IQ16
            Telephone:  410-884-2000
            Fax: 443-542-6156

(b) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(c)   Process Agent. Not Applicable.

(d) Offices. The provisions of Section 10(a) will apply to Party A and to Party B.

(e)   Multibranch Party. For the purpose of Section 10(c):

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(f) "Calculation Agent" means Party A, unless otherwise specified in a Confirmation in reference to the relevant Transaction.

(g) "Credit Support Document" means the Credit Support Annex and any other document (if any) which by its terms secures, guarantees or otherwise supports either or both parties' obligations under this Agreement, including, with respect to Party A, the guarantee of Morgan Stanley.

(h)   "Credit Support Provider" means in relation to Party A: Morgan Stanley.

      "Credit Support Provider" means in relation to Party B: Not Applicable.

(i) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(j) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k) Netting of Payments. Clause (ii) of Section 2(c) will apply to any amounts payable with respect to Transactions from the date of this Agreement.

(l) "Affiliate" has the meaning specified in Section 14; provided, however, that with respect to Party A, such definition shall be understood to exclude Morgan Stanley Derivative Products Inc.

Part 5. Other Provisions

(a) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (g) It is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (h) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (i) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      Party B (the Paying Agent on behalf of the Trust) shall be deemed to have made the following representations:

      (i) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as Paying Agent.

      (ii) Party B represents and agrees that (i) each Transaction hereunder is and will continue to be an "Eligible Swap" as defined in Prohibited Transaction Individual Exemption 2002-41 and (ii) the execution of this Agreement by Party B and the consummation of the Transactions hereunder do not and will not constitute or otherwise involve a non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended. Without limitation to the generality of the foregoing, Party B represents and agrees that the Trust and its activities are and will be entitled to full relief under Prohibited Transaction Individual Exemption 2002-41 (including, without limitation, with respect to the Class A-MFL Certificates and the Class A-JFL Certificates).

(b) Confirmations. Party A will deliver to Party B a Confirmation relating to the Transaction.

(c) Relationship Between Parties. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (A) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (B) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (C) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d) No Gross Up. Neither party will be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other party any amount in respect of any liability of such other party for or on account of any Tax and Section 2(d)(i)(4) of this Agreement shall be construed accordingly.

(e) No Transfer without Prior Confirmation by Rating Agencies. Section 7 of this Agreement is hereby amended by inserting the following immediately after the words "other party" and immediately before the words ", except that:" "and unless Rating Agency Confirmation has been obtained with respect to such transfer".

(f) Limited Recourse. Notwithstanding anything to the contrary, the liability of Party B in relation to this Agreement and any Confirmation hereunder is limited to recourse solely to the Fixed Interest Distribution on each of the Class A-MFL Regular Interest or Class A-JFL Regular Interest, as applicable, in accordance with Section 8.31(b) of the Pooling and Servicing Agreement. Party A shall have no right to institute any proceedings for the enforcement of a lien on the assets of the Trust except to the extent of the Fixed Interest Distribution on the Class A-MFL Regular Interest or Class A-JFL Regular Interest, as applicable. Upon the realization of the assets of the Trust and distribution of the net proceeds thereof, to the extent of the Fixed Interest Distribution on the Class A-MFL Regular Interest, and in each case in accordance with the priorities set forth in the Pooling and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder, under the Pooling and Servicing Agreement and all claims hereunder and all claims in respect of the Pooling and Servicing Agreement shall be extinguished.

(g) Paying Agent Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed on behalf of the Trust (i) this Agreement is executed and delivered by Wells Fargo Bank National Association, not in its individual capacity but solely as Paying Agent under the Pooling and Servicing Agreement pursuant to a direction contained therein and in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a representation, undertaking or agreement of Wells Fargo Bank National Association in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall Wells Fargo Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(h) Non-Petition. Party A hereby irrevocably and unconditionally agrees that it will not, prior to the date following the payment in full of the Certificates, and the expiration of a period of one year and one day thereafter, institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or similar proceeding under the laws of the United States or any other jurisdiction; provided that this shall not restrict or prohibit Party A from joining in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding under applicable laws which has been initiated by Party B or by Party B in conjunction with any other person. Party A acknowledges that the foregoing proviso will not confer upon it any additional rights or recourse against Party B other than as set forth in this Agreement.

(i) No Amendment without Prior Confirmation by Rating Agencies. Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and Rating Agency Confirmation has been obtained with respect to such amendment".

(j) No Termination or Waiver by Party B without Prior Confirmation by Rating Agencies. Party B shall not designate an Early Termination Date or waive any right under this Agreement without first obtaining Rating Agency Confirmation.

(k) Transaction. For the avoidance of doubt and notwithstanding anything to the contrary herein, the only transactions to be entered into under this Agreement will be the transactions entered into under this Agreement dated even date hereof (Reference Numbers HS236 and HS238) (the "Transactions"). Party A and Party B agree that this Agreement will govern only such Transactions and any other transactions between the parties hereto shall be governed by separate agreements. All references in the Agreement to "Confirmation" shall be solely to the confirmations evidencing the foregoing transactions (Reference Numbers HS236 and HS238), and all references to "Transaction" in the Agreement shall be to the the above listed Transactions.

(l) Additional Definitions. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them in the Pooling and Servicing Agreement.

      "Certificates" shall mean each of the Class A-MFL Certificates and Class A-JFL Certificates, each as defined in the Pooling and Servicing Agreement.

      "Depositor" shall mean Morgan Stanley Capital I Inc., a Delaware corporation.

      "Paying Agent" shall mean Wells Fargo Bank National Association in its capacity as paying agent under the Pooling and Servicing Agreement.

      "Pooling and Servicing Agreement" shall mean that certain Pooling and Servicing Agreement, dated as of November 1, 2007, by and among Morgan Stanley Capital I Inc., Capmark Finance, Inc., Wells Fargo Bank, National Association, NCB, FSB, Centerline Servicing Inc. National Consumer Cooperative Bank, and LaSalle Bank National Association, as amended, supplemented, modified, restated or replaced from time to time.

      "Rating Agencies" means, for so long as each of them is rating the Certificates, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch, Inc. ("Fitch") and DBRS, Inc. ("DBRS") and their respective successors and assigns.

      "Trust" shall mean the Morgan Stanley Capital I Trust 2007-IQ16 formed pursuant to the Pooling and Servicing Agreement.

      "Trustee" shall mean LaSalle Bank National Association in its capacity as trustee under the Pooling and Servicing Agreement.

(m) Additional Hedge Agreements. Party B covenants and agrees that it will not enter into additional hedge agreements in respect of the Notes or the Certificates without first obtaining (i) prior to the designation of an Early Termination Date, the express prior written consent of Party A, which consent shall not be unreasonably withheld and (ii) Rating Agency Confirmation.

(n) Modification of Guarantee. The Parties covenant and agree that no amendment, modification or waiver in respect of the guarantee made by Morgan Stanley and dated as of the date hereof, guaranteeing the obligations of Party A under this Agreement will be effective without obtaining Rating Agency Confirmation.

(o) No Set-off. Notwithstanding the provisions of Section 6(e) of this Agreement, no amounts payable under this Agreement will be subject to Set-off.

(p) Payments to Party B. Party A agrees to make all payments due hereunder to Party B to the Paying Agent on behalf of the Trust.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                              MORGAN STANLEY CAPITAL SERVICES INC.



                                    By: /s/ Charmaine Fearon
                                        ----------------------------------------
                                          Name: Charmaine Fearon
                                          Title: Authorized Signatory

                              MORGAN STANLEY CAPITAL I TRUST 2007-IQ16
                              (A New York common law trust)



                                    By:   WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity but solely in its capacity as
                                          Paying Agent on behalf of Morgan
                                          Stanley Capital I Trust 2007-IQ16



                                    By: /s/ Amy Mofseson
                                        ----------------------------------------
                                          Name: Amy Mofsenson
                                          Title: Authorized Signatory

                                                                  Morgan Stanley

Date:   November 29, 2007

To:     Morgan Stanley Capital I     From:
        Trust 2007 - IQ16

Attn:   Client Manager - MSCI        Contact: New York Derivative Client
        2007-IQ16                             Services Group

Fax:    443-542-6156                 Fax:

Tel:    410-884-2000                 Tel:

Re: Interest Rate Swap Ref. No. HS236 for the Class A-MFL Certificates and HS238 for the Class A-JFL Certificates

      This Master Confirmation relates to multiple transactions and, except as expressly provided otherwise herein, this Master Confirmation evidences a separate interest rate swap transaction (each, a "Transaction") with respect to each of the transactions set forth in the schedule to this Master Confirmation (as such the Confirmation schedule may be amended from time to time). Each Transaction will be deemed to have been entered into pursuant to a separate written confirmation (each, a "Confirmation") between Party A and Party B, on the terms set forth in this Master Confirmation and the relevant entries in the schedule (as such Confirmation schedule may be amended from time to time). Each Confirmation will constitute a "Confirmation" as referred to in the Agreement specified below.

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are hereby incorporated into this Confirmation. Capitalized terms used but not defined herein, in the 2000 ISDA Definitions or in the Agreement (as defined below) shall have the meanings assigned to them in the Pooling and Servicing Agreement. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation supplements, forms part of, and is subject to, the ISDA dated as of November 29, 2007, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:

Party A Credit Support:              Payments guaranteed by Morgan Stanley

Party B:                             Morgan Stanley Capital I Trust 2007
                                     - IQ16

Trade Date:                          November 16, 2007

Notional Amount:                     With respect to the Fixed Rate Payer
                                     Payment Date and the Floating Rate
                                     Payer Payment Date occurring in
                                     December 2007, the relevant
                                     Class-Related Interest specified in
                                     the Schedule to this Confirmation,
                                     and with respect to the Fixed Rate
                                     Payer Payment Date and the Floating
                                     Rate Payer Payment Date occurring in
                                     any calendar month after December
                                     2007, the outstanding Principal
                                     Balance of the Class A-MFL Regular
                                     Interest or Class A-JFL Regular
                                     Interest (and, correspondingly, the
                                     Class A-MFL Certificates or Class
                                     A-JFL Certificates), as applicable,
                                     in effect as of the close of
                                     business on the Distribution Date in
                                     the immediately preceding calendar
                                     month.

Effective Date:                      November 29, 2007

Termination Date:                    The earliest to occur of: (i) the
                                     Distribution Date falling in
                                     December 2049 and (ii) the date on
                                     which the Notional Amount is reduced
                                     to zero, in each case subject to
                                     adjustment in accordance with the
                                     Modified Following Business Day
                                     Convention.

Fixed Amounts:

Fixed Rate Payer:

Fixed Rate Payer Period End Dates:   The 1st day of each month, commencing on
                                     December 1, 2007, to but excluding the 1st day of the month in which the Termination
                                     Date falls, subject to No Adjustment.

Fixed Rate Payer Payment Dates:      One(1) Business Day prior to each
                                     Floating Rate Payer Period End Date.

Initial Fixed Rate Payer             From and including November 1, 2007
Calculation Period:                  to but excluding December 1, 2007

Fixed Rate:                          The Weighted Average Net Mortgage
                                     Rate less the Fixed Rate Reduction
                                     specified for the applicable Class
                                     of  Certificates in Schedule hereto.

Fixed Rate Day Count Fraction:       30/360

Adjustment to Fixed Amount:          In the event that the Fixed Amount
                                     due on a Fixed Rate Payer Payment
                                     Date in respect of any Calculation
                                     Period is greater than the interest
                                     payable with respect to the Class
                                     A-MFL Regular Interest or Class
                                     A-JFL Regular Interest (as
                                     applicable) due to (a) the
                                     occurrence of Net Aggregate
                                     Prepayment Interest Shortfalls
                                     allocated to the Class A-MFL Regular
                                     Interest or the Class A-JFL Regular
                                     Interest (as applicable) or (b)
                                     other losses on the mortgage loans
                                     that reduce amounts available for
                                     payments to the Swap Counterparty
                                     (collectively, such amount the
                                     "Party B Shortfall"), the total
                                     payment due from the Fixed Rate
                                     Payer on such Fixed Rate Payment
                                     Date shall be adjusted and reduced
                                     by the amount of such Party B
                                     Shortfall.

Floating Amounts:

Floating Rate Payer:

Floating Rate Payer Period End       The fourth business day following
Dates:                               each Determination Date, commencing
                                     December 14, 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day
                                     Convention.

Floating Rate Payer Payment Dates:   One(1) Business Day prior to each
                                     Floating Rate Payer Period End Date.

Initial Floating Rate Payer          From and including November 1, 2007
Calculation                          through but excluding  December 14,
Period:                              2007, subject to adjustment in
                                     accordance with the Modified
                                     Following Business Day Convention.

Floating Rate Option:                USD-LIBOR-BBA (provided that for any
                                     Calculation Period in which Party B
                                     notifies Party A that USD-LIBOR-BBA
                                     deviates from LIBOR (as such term is
                                     defined in the Pooling and Servicing
                                     Agreement), the Floating Rate Option
                                     will be LIBOR as notified by Party B
                                     to Party A).

Designated Maturity:                 One (1) month

Spread:                              As specified in the Schedule hereto.

Floating Rate for initial Period:    As specified in the Schedule hereto.
                                     (inclusive of Spread)

Floating Rate Day Count Fraction:

Reset Dates:                         The first day of each Period

Compounding:

Adjustment to Floating Amount:       To the extent, that the Fixed Amount
                                     due from the Fixed Rate Payer on any
                                     Fixed Rate Payer Payment Date is
                                     reduced as described in paragraph
                                     "Adjustment to Fixed Amount" above,
                                     the Floating Amount otherwise
                                     payable by the Floating Rate Payer
                                     will be reduced by the same dollar
                                     amount.

Notification of USD-LIBOR-BBA:       Promptly after the determination of the
                                     Floating Rate on each Reset Date, Party A will notify Party B of such Floating Rate.

Additional Payments (1):             On the Effective Date, Party B shall pay
                                     the Initial Exchange Amount specified on
                                     Schedule 1 hereto for the Class A-JFL
                                     Certificates to Party A.

                                     On the Effective Date, Party A shall pay the Initial Exchange Amount specified on
                                     Schedule 1 hereto for the Class A-MFL
                                     Certificates on the instructions of Party B to the following account:

                                     Bank Name:       Citibank NA
                                     ABA Number:      021-000-089
                                     Account Name:    Morgan Stanley & Co.
                                     Account Number:  3053-9971
                                     FFC A/C:         088-0070H-0
                                     Attn:            Indra Persaud

Additional Payments (2):             Party B shall pay to Party A any
                                     Yield Maintenance Charges and
                                     Prepayment Premiums (each as defined
                                     in the Pooling and Servicing
                                     Agreement) related to the Class
                                     A-MFL Certificates and the Class
                                     A-JFL Certificates on each date on
                                     which such amounts are due to be
                                     paid under the Pooling and Servicing
                                     Agreement.

Business Days:                       Any day other than a Saturday, a
                                     Sunday or a day on which banking
                                     institutions in the states where the
                                     Trustee, the Paying Agent or the
                                     Swap Counterparty are located and
                                     are authorized or obligated by law
                                     or executive order to remain closed,
                                     which shall initially be, with
                                     respect to the Trustee, Chicago,
                                     Illinois and Columbia, Maryland, and
                                     Minneapolis, Minnesota, with respect
                                     to the Paying Agent, and, with
                                     respect to the Swap Counterparty,
                                     New York and each party shall notify
                                     the other of any changes.

Calculation Agent:                   Party A

      3. Account Details:

Payments to Party A:                 Citibank, New York
                                     ABA No.          021 000 089
                                     For:             Morgan Stanley Capital
                                                      Services Inc.
                                     Account No.      40724601

Payments to Party B:                 Wells Fargo Bank, N.A.
                                     ABA:                   121-000-248
                                     Account:               3970771416
                                     FBO:                   SAS Clearing
                                     For Further Credit:    53185900
                                     Ref:                   MSCI 2007-IQ16
                                     Attention:             Corporate Trust
                                                            Services (CMBS)
                                                            410-884-2000

Documentation Contacts:              Institutional Clients
                                     Hotline:               +1 212-761-2996
                                     Facsimile:             +1 212-404-4726
                                     Email:
                                     Derivative.Confirms.Americas@
                                     morganstanley.com

Operations Contact:                  Tel         212 761-4662
                                     Fax         410 534 1431

Please confirm that the foregoing correctly sets forth the terms of our agreement Ref. HS236 and HS238 by executing this Confirmation and returning it to us.

Best Regards,

BY:/s/ David N. Moore
   ---------------------------------
   Name: David N. Moore
   Title: Vice President

Acknowledged and agreed as of the date first written above:

MORGAN STANLEY CAPITAL I TRUST 2007-IQ16
(A New York common law trust)

BY: WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely in its capacity as Paying Agent on behalf of Morgan Stanley Capital I Trust 2007-IQ16 pursuant to the Pooling and Servicing Agreement

BY: /s/ Amy Mofsenson
   ---------------------------------
   Name: Amy Mofsenson
   Title: Vice President

                                                                  Morgan Stanley

                                   SCHEDULE 1

                              Terms of Transactions

                                                                           Floating Rate
                                Initial Exchange   Fixed Rate               for Initial
Transaction   Notional Amount        Amount         Reduction    Spread       Period
-----------   ---------------   ----------------   ----------    ------    -------------
Class A-MFL   USD20,000,000       USD 204,290         -0.042%     1.130%         5.94229%
Class A-JFL   USD30,000,000       USD 357,217           0.00%     1.450%         6.26229%

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations with respect to Party A and Party B: None.

(b)   Credit Support Obligations.

      (i) "Delivery Amount" ,"Return Amount" and "Credit Support Amount" each has the meaning specified in Paragraph 3;

      (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:

                                                                  Valuation
                            Eligible Collateral         Party A   Percentage

              (A)   Cash                                 [X]       100%
              (B)   Treasury Securities with a           [X]        97%
                    remaining maturity of 52 weeks or
                    less
              (C)   Treasury Securities with a           [X]        93%
                    remaining maturity of more than 52
                    weeks but no more than 5 years
              (D)   Treasury Securities with a           [X]        92%
                    remaining maturity of more than 5
                    years but no more than 10 years
              (E)   Treasury Securities with a           [X]        88%
                    remaining maturity of more than 10
                    years but no more than 30 years
              (F)   Agency Notes with a remaining        [X]        87%
                    maturity of no more
                    than 15 years
              (G)   Agency Notes with a remaining        [X]        86%
                    maturity of more than
                    15 years but no more than 30 years
              (H)   Commercial Paper rated "A-1+" by     [X]     [100]%
                    S&P
              (I)   Commercial Paper rated "A-1" by      [X]      [98]%
                    S&P with a remaining maturity of
                    180 days or less
              (J)   Commercial Paper rated "A-1" by      [X]      [94]%
                    S&P with a remaining maturity of
                    more than 180 days but no more
                    than 360 days
              (K)   Corporate Bonds with a long-term,    [X]        66%
                    senior, unsecured, unsubordinated
                    debt rating as to principal and
                    interest of "AAA" by S&P other
                    than the Corporate Bonds rated
                    "AAA" by S&P in Party B's
                    portfolio; provided however that
                    such Corporate Bonds shall not
                    have a remaining maturity of more
                    than 30 years

      (iii) Other Eligible Support: Not applicable.

      (iv)  Thresholds.

            (A)   "Independent Amount" means with respect to each party, zero.

            (B) "Threshold" means with respect to Party A: Infinite; provided, however if Party A is downgraded (as described in Part 1(i) of the Schedule) and is required to post collateral pursuant to the terms of Part 1(i), then the "Threshold" with respect to Party A, shall be zero (unless otherwise agreed in writing by the Rating Agencies);

                  "Threshold" means with respect to Party B: Infinite.

            (C) "Minimum Transfer Amount" means with respect to Party A: USD 100,000; and with respect to Party B: USD 100,000; provided, however, that if such party is a Defaulting Party at the time, "Minimum Transfer Amount" shall mean zero with respect to such party.

            (D) Rounding. The Delivery Amount and the Return Amount will not be rounded up or down.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means Party A.

      (ii) "Valuation Date" means each New York Banking Day (as defined in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA Definitions").

      (iii) "Valuation Time" means the close of business in New York on the New York Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)   Substitution.

      (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

            (i)   Eligibility to Hold Posted Collateral; Custodian.

Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

            (A)   Party B is not a Defaulting Party.

            (B) Posted Collateral may be held only in the following jurisdictions: the United States of America.

                  Initially, the Custodian for Party B is: the Paying Agent (in accordance with the Pooling and Servicing Agreement).

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)   Distributions and Interest Amount.

      (i) "Interest Rate". The "Interest Rate" shall be the rate actually earned by the Custodian on the Posted Collateral as from time to time in effect and the Custodian shall hold all Posted Collateral in the form of Cash in an interest bearing overnight account.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support. "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(j)   Demands and Notices

      All demands, specifications and notices to Party A under this Annex will be made to:

      Morgan Stanley Capital Services Inc.
      1585 Broadway, 3rd Floor--FID Controllers
      New York, NY 10036
      Attn: FID Collateral Manager
      Telephone No.: (212) 761 - 0877
      Facsimile No.: (212) 507- 4949
      Email: nyfidcoll@morganstanley.com

      and all demands, specifications and notices to Party B under this Annex will be made to:

      Wells Fargo Bank, N.A.
      9062 Old Annapolis Road
      Columbia, MD, 21045-1951
      Attention:  Corporate Trust Services - MSCI 2007-IQ16
      Telephone:  410-884-2000
      Fax: 443-542-6156
      Email: amy.h.mofsenson@wellsfargo.com

      provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(k)   Addresses for Transfers.

      Party A:

      Cash:             CITIBANK, New York

      ABA No.:          021 000 089

      Account No.:      3053 - 9883

      Reference:        MSCS Collateral

      Treasury Securities

      and Agency Notes: Bank of New York, New York/Morgan Stanley

      ABA No.:          021000018

      Other Forms of Eligible Collateral: As provided by Party A.

      Party B:

      The Depository Trust Clearing Corp. (DTCC) DTCC Participant #[_____] Institution ID #[_____] Agent ID #[______] Ref Trust A/C # [___]

      Security Trade Cash Wire Instructions:

      Wells Fargo Bank, N.A.

      ABA: 121-000-248

      Account: 3970771416

      FBO: SAS Clearing

      For Further Credit: 53185900

      Ref: MSCI 2007-IQ16

      Attention: Corporate Trust Services (CMBS) 410-884-2000

(l)   Other Provisions.

      (i) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

      (ii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

            (A)   Eligible Collateral;

            (B)   Exposure; and

            (C)   Posted Collateral

shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(iii) Paragraph 3(b) is hereby amended by (A) adding the following after the phrase "(rounded pursuant to Paragraph 13)" in the fifth line thereof:
      "provided however, that the Secured Party will, upon the Pledgor's request, Transfer to the Pledgor all Posted Credit Support if the Credit Support Amount is zero," and (B) amending clause (i) of the definition of "Credit Support Amount" by deleting such clause and replacing it with "(i) the sum of (x) the greater of $0 and Exposure that would be payable to the Secured Party for the Valuation Date and (y) the product of the Volatility Buffer (as defined in Paragraph 13 hereto) and the Notional Amount."

(iii) Form of Annex. The parties hereby agree that the text of the body of this Annex is intended to be the printed form of 1994 ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

      (m) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term "Secured Party" as used in this Annex shall mean only Party B, (b) the term "Pledgor" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A, and the Events of Default in Paragraph 7 will apply to Party A only.

      (n)   Additional Definitions

            "Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

            "Commercial Paper" means U.S. Dollar-denominated commercial paper issued by a corporation, finance company, partnership or limited liability company.

"Corporate Bonds" means U.S. Dollar-denominated debt securities, which provides for periodic interest payments in cash over the life of the security and principal payments upon maturity or redemption, as applicable, with a remaining maturity of 30 years or less issued by an entity other than an Agency or the U.S. Treasury Department.

"Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

"Volatility Buffer" shall be the percentage applicable to the credit rating of Party A by S&P as set forth in the table below:

Credit Rating of            Maturities           Maturities         Maturities
Credit Support               up to 5           greater than 5      greater than
Provider of Party A           Years             years and up         10 years
by S&P:                                         to 10 years
 "A-1" or higher or,           0.00                 0.00               0.00
   if no short term
   rating from S&P
exists, the long-term
rating from S&P is at
      least "A+"
        "A-2"                 3.25%                4.00%              4.75%
        "A-3"                 4.00%                5.00%              6.25%
    "BB+" or lower            4.50%                6.75%              7.50%

            IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                                    MORGAN STANLEY CAPITAL SERVICES INC.

                                    By: /s/ Charmaine Fearon
                                       -----------------------------------------
                                       Name: Charmaine Fearon
                                       Title: Authorized Signatory

                                    MORGAN STANLEY CAPITAL I TRUST 2007-IQ16
                                    (A New York common law trust)



                                    By:   WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          not in its individual capacity but
                                          solely in its capacity as Paying Agent
                                          on behalf of Morgan Stanley Capital I
                                          Trust 2007-IQ16 pursuant to the
                                          Pooling and Servicing Agreement

                                    By: /s/ Amy Mofsenson
                                       -----------------------------------------
                                       Name: Amy Mofsenson
                                       Title: Vice President

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                                MASTER AGREEMENT
                                   dated as of
                                November 29, 2007

                                     between

           MORGAN STANLEY                     MORGAN STANLEY CAPITAL I TRUST
        CAPITAL SERVICES INC.                           2007-IQ16
.....................................and.........................................
             ("Party A")                             ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

      (i) the Credit Support Amount exceeds

      (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

      (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

      (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

      (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) Substitutions.

      (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

      (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2 subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3 the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

      (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

            (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

            (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

            (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

      (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care Of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

      (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount.

      (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

      (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(l) of this Agreement, an Event of Default will exist with respect to a party if:

      (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

      (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

      (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

      (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

      (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

      (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

      (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

      (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

      (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

            (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

      (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

      (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

      (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

      (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions as Used in this Annex:

As used in this Annex:-

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

      (x)   the amount of that Cash on that day; multiplied by

      (y)   the Interest Rate in effect for that day; divided by

      (z)   360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

      (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

      (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

      (i) Eligible Collateral or Posted Collateral that is:

            (A) Cash, the amount thereof, and

            (B) A security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

      (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

      (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations with respect to Party A and Party B: None.

(b)   Credit Support Obligations.

      (i) "Delivery Amount" ,"Return Amount" and "Credit Support Amount" each has the meaning specified in Paragraph 3;

      (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:

                  ------------------------------------------------------------
                                                                    Valuation
                  Eligible Collateral                     Party A  Percentage
                  ------------------------------------------------------------
            (A)   Cash                                       [X]       100%
            (B)   Treasury Securities with a remaining       [X]       97%
                  maturity of 52 weeks or less
            (C)   Treasury Securities with a remaining       [X]       93%
                  maturity of more than 52 weeks but no
                  more than 5 years
            (D)   Treasury Securities with a remaining       [X]       92%
                  maturity of more than 5 years but no
                  more than 10 years
            (E)   Treasury Securities with a remaining       [X]       88%
                  maturity of more than 10 years but no
                  more than 30 years
            (F)   Agency Notes with a remaining maturity     [X]       87%
                  of no more than 15 years
            (G)   Agency Notes with a remaining maturity     [X]       86%
                  of more than 15 years but no more than
                  30 years
            (H)   Commercial Paper rated "A-1+" by S&P       [X]       [100]%
            (I)   Commercial Paper rated "A-1" by S&P with   [X]       [98]%
                  a remaining maturity of 180 days or less
            (J)   Commercial Paper rated "A-1" by S&P with   [X]       [94]%
                  a remaining maturity of more than 180
                  days but no more than 360 days
            (K)   Corporate Bonds with a long-term,          [X]       66%
                  senior, unsecured, unsubordinated debt
                  rating as to principal and interest of
                  "AAA" by S&P other than the Corporate
                  Bonds rated "AAA" by S&P in Party B's
                  portfolio; provided however that such
                  Corporate Bonds shall not have a
                  remaining maturity of more than 30 years

      (iii) Other Eligible Support: Not applicable.

      (iv)  Thresholds.

            (A)   "Independent Amount" means with respect to each party, zero.

            (B) "Threshold" means with respect to Party A: Infinite; provided, however if Party A is downgraded (as described in Part 1(i) of the Schedule) and is required to post collateral pursuant to the terms of Part 1(i), then the "Threshold" with respect to Party A, shall be zero (unless otherwise agreed in writing by the Rating Agencies);

                  "Threshold" means with respect to Party B: Infinite.

            (C) "Minimum Transfer Amount" means with respect to Party A: USD 100,000; and with respect to Party B: USD 100,000; provided, however, that if such party is a Defaulting Party at the time, "Minimum Transfer Amount" shall mean zero with respect to such party.

            (D) Rounding. The Delivery Amount and the Return Amount will not be rounded up or down.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means Party A.

      (ii) "Valuation Date" means each New York Banking Day (as defined in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") without regard to any amendment after the date hereof) (the "ISDA Definitions").

      (iii) "Valuation Time" means the close of business in New York on the New York Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)    Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)    Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)    Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodian.

      Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

            (A)   Party B is not a Defaulting Party.

            (B) Posted Collateral may be held only in the following jurisdictions: the United States of America.

                  Initially, the Custodian for Party B is: the Paying Agent (in accordance with the Pooling and Servicing Agreement).

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply.

(h)    Distributions and Interest Amount.

      (i) "Interest Rate". The "Interest Rate" shall be the rate actually earned by the Custodian on the Posted Collateral as from time to time in effect and the Custodian shall hold all Posted Collateral in the form of Cash in an interest bearing overnight account.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of cash in the relevant currency is Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support. "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(j)   Demands and Notices

      All demands, specifications and notices to Party A under this Annex will be made to:

      Morgan Stanley Capital Services Inc.
      1585 Broadway, 3rd Floor--FID Controllers
      New York, NY 10036
      Attn: FID Collateral Manager
      Telephone No.: (212) 761 - 0877
      Facsimile No.: (212) 507- 4949
      Email: nyfidcoll@morganstanley.com

      and all demands, specifications and notices to Party B under this Annex will be made to:

      Wells Fargo Bank, N.A.
      9062 Old Annapolis Road
      Columbia, MD, 21045-1951
      Attention:   Corporate Trust Services - MSCI 2007-IQ16
      Telephone:   410-884-2000
      Fax:         443-542-6156
      Email: amy.h.mofsenson@wellsfargo.com

      provided that any demand, specification or notice may be made by telephone ("Telephone Notice") between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(k)   Addresses for Transfers.
      Party A:
      Cash:              CITIBANK, New York
      ABA No.:           021 000 089
      Account No.:       3053 - 9883
      Reference:         MSCS Collateral

      Treasury Securities
      and Agency Notes:      Bank of New York, New York/Morgan Stanley
      ABA No.:               021000018

      Other Forms of Eligible Collateral: As provided by Party A.

      Party B:
      The Depository Trust Clearing Corp. (DTCC)DTCC Participant #[ ] Institution ID #[ ] Agent ID #[ ]Ref Trust A/C #[_]

      Security Trade Cash Wire Instructions:

      Wells Fargo Bank, N.A.
      ABA: 121-000-248
      Account: 3970771416
      FBO: SAS Clearing
      For Further Credit: 53185900
      Ref: MSCI 2007-IQ16
      Attention: Corporate Trust Services (CMBS)
      410-884-2000

(l)   Other Provisions.

      (i) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

      (ii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

            (A)   Eligible Collateral;

            (B)   Exposure; and

            (C)   Posted Collateral

            shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

      (iii) Paragraph 3(b) is hereby amended by (A) adding the following after the phrase "(rounded pursuant to Paragraph 13)" in the fifth line thereof: "provided however, that the Secured Party will, upon the Pledgor's request, Transfer to the Pledgor all Posted Credit Support if the Credit Support Amount is zero," and (B) amending clause (i) of the definition of "Credit Support Amount" by deleting such clause and replacing it with "(i) the sum of (x) the greater of $0 and Exposure that would be payable to the Secured Party for the Valuation Date and (y) the product of the Volatility Buffer (as defined in Paragraph 13 hereto) and the Notional Amount."

      (iii) Form of Annex. The parties hereby agree that the text of the body of this Annex is intended to be the printed form of 1994 ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

(m) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term "Secured Party" as used in this Annex shall mean only Party B, (b) the term "Pledgor" as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A, and the Events of Default in Paragraph 7 will apply to Party A only.

(n)   Additional Definitions

              "Agency Notes" means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgagebacked, senior debt securities of fixed maturity, rated AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

              "Commercial Paper" means U.S. Dollar-denominated commercial paper issued by a corporation, finance company, partnership or limited liability company.

              "Corporate Bonds" means U.S. Dollar-denominated debt securities, which provides for periodic interest payments in cash over the life of the security and principal payments upon maturity or redemption, as applicable, with a remaining maturity of 30 years or less issued by an entity other than an Agency or the U.S. Treasury Department.

              "Treasury Securities" means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

              "Volatility Buffer" shall be the percentage applicable to the credit rating of Party A by S&P as set forth in the table below:

Credit Rating of                 Maturities      Maturities         Maturities
Credit Support Provider           up to 5      greater than 5      greater than
of Party A by S&P:                 Years        years and up         10 years
                                                to 10 years

"A-1" or higher or, if no           0.00            0.00               0.00
short term rating from S&P
exists, the long-term rating
from S&P is at least "A+"

         "A-2"                      3.25%           4.00%              4.75%

         "A-3"                      4.00%           5.00%              6.25%

    "BB+" or lower                  4.50%           6.75%              7.50%

            IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

                                  MORGAN STANLEY CAPITAL SERVICES INC.

                                  By: /s/ Charmaine Fearon
                                     ---------------------------------------
                                     Name: Charmaine Fearon
                                     Title: Authorized Signatory

                                  MORGAN STANLEY CAPITAL I TRUST 2007-IQ16
                                  (A New York common law trust)

                                  By:   WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION
                                        not in its individual capacity but
                                        solely in its capacity as Paying Agent
                                        on behalf of Morgan Stanley Capital I
                                        Trust 2007-1Q16 pursuant to the Pooling
                                        and Servicing Agreement

                                  By: /s/ Amy Mofsenson
                                     ---------------------------------------
                                     Name: Amy Mofsenson
                                     Title: Vice President

                         [LETTERHEAD OF MORGAN STANLEY]

   November 29, 2007

   Morgan Stanley Capital I Trust
   2007-IQ16 c/o Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD, 21045-1951

   Ladies and Gentlemen:

      In consideration of that certain ISDA Master Agreement dated as of November 29, 2007 between Morgan Stanley Capital Services Inc., a Delaware corporation (hereinafter "MSCS") and Morgan Stanley Capital t Trust 2007-IQ16 (hereinafter "Counterparty") (such ISDA Master Agreement, together with each Confirmation exchanged between the parties pursuant thereto, hereinafter the "Agreement"), Morgan Stanley, a Delaware corporation (hereinafter "MS"), hereby irrevocably and unconditionally guarantees to Counterparty, with effect from the date of the Agreement, the due and punctual payment of all amounts payable by MSCS under the Agreement when the same shall become due and payable, whether on Scheduled Payment Dates, upon demand, upon declaration of termination or otherwise, in accordance with the terms of the Agreement and giving effect to any applicable grace period. Upon failure of MSCS punctually to pay any such amounts, and upon written demand by Counterparty to MS at its address set forth in the signature block of this Guarantee (or to such other address as MS may specify in writing), MS agrees to pay or cause to be paid such amounts; provided that delay by Counterparty in giving such demand shall in no event affect MS's obligations under this Guarantee.

        MS hereby agrees that its obligations hereunder shall be unconditional and will not be discharged except by complete payment of the amounts payable unoer the Agreement, irrespective of any claim as to the Agreement's validity, regularity or enforceability or the lack of authority of MSCS to execute or deliver the Agreement; or any change in or amendment to the Agreement; or any waiver or consent by Counterparty with respect to any provisions thereof; or the absence of any action to enforce the Agreement or the recovery of any judgment against MSCS or of any action to enforce a judgment against MSCS under the Agreement; or any similar circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally. MS hereby waives diligence, presentment, demand on MSCS for payment or otherwise (except as provided hereinabove), filing of claims, requirement of a prior proceeding against MSCS and protest or notice, except as provided for in the Agreement with respect to amounts payable by MSCS. If at any time payment under the Agreement is rescinded or must be otherwise restored or returned by Counterparty upon the insolvency, bankruptcy or reorganization of MSCS or MS or otherwise, MS's obligations hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Counterparty.

         MS represents to Counterparty as of the date hereof, which representations will be deemed to be repeated by MS on each date on which a Transaction is entered into, that:

         (1) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed;

         (2) its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets;

         (3) all consents, authorizations, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance; and

         (4) this Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights or by general equity principles.

         By accepting this Guarantee and entering into the Agreement, Counterparty agrees that MS shall be subrogated to all rights of Counterparty against MSCS in respect of any amounts paid by MS pursuant to this Guarantee, provided that MS shall be entitled to enforce or to receive any payment arising out of or based upon such right of subrogation only to the extent that it has paid all amounts payable by MSCS under the Agreement.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

                                    MORGAN STANLEY

                                    By: /s/ Kevin P. Mooney
                                       ------------------------------------
                                    Name: Kevin P. Mooney
                                    Title: Authorized Signatory
                                    Address:    1585 Broadway
                                                New York, NY 10036
                                    Attention:  Treasurer
                                    Fax No.:    212-762-0337
                                    Phone:      (212) 761-4000

                             SECRETARY'S CERTIFICATE

            I, Susan M. Krause, a duly elected and acting Assistant Secretary of Morgan Stanley, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), certify as follows:

           (1) David K. Wong is the duly elected Treasurer and Vincent Y.C. Liu, John A. Roberts and Richard A. Uhlig are duly elected Assistant Treasurers of the Corporation; and

           (2) Pursuant to Section 7.01 of the Bylaws of the Corporation and resolutions adopted by a Unanimous Consent of Directors in Lieu of a Meeting, dated as of May 31, 1997, both of which are attached as an exhibit, the Treasurer and the Assistant Treasurers are authorized to enter into agreements and other instruments on behalf of the Corporation; and

           (3) Pursuant to the attached Delegation of Authority executed by the Treasurer of the Corporation as of August 13, 2007, Christine K. Cochet and Kevin P. Mooney are each authorized to sign, on behalf of the Corporation, any and all guarantees, loan agreements, keepwells and comfort letters of the Corporation, including any letters, notices, agreements or related documents to give effect to such guarantees, loan agreements, keepwells and comfort letters; and

           (4) The signatures of Christine K. Cochet, Vincent Y.C. Liu, Kevin P. Mooney, John A. Roberts, Richard A. Uhlig and David K. Wong appearing on the attached signatory list are copies of their genuine signatures.

           IN WITNESS WHEREOF, I have hereunto set my name and affixed the seal of the Corporation as of the 14th day of November, 2007.

                                         /s/ Susan M. Krause
                                         ------------------------
                                         Susan M. Krause
                                         Assistant Secretary

                                                                         EXHIBIT

                                 MORGAN STANLEY

Section 7.01 of the Bylaws

      SECTION 7.0l. Contracts. Except as otherwise required by law, the Amended and Restated Certificate of Incorporation or these Amended and Restated Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may he general or confined to specific instances as the Board may determine. Subject to the control and direction of the Board of Directors, the Chairman of the Board, the President, the Chief Financial Officer, the Chief Risk Officer, the Chief Legal Officer and the Treasurer may enter into, execute, deliver and amend bonds, promissory notes, contracts, agreements, deeds, leases, guarantees, loans, commitments, obligations, liabilities and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors, such officers of the Corporation may delegate such powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Resolution adopted by a Unanimous Consent of Directors in Lieu of a Meeting, dated as of May 31, 1997

           RESOLVED FURTHER, that the Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation and shall be authorized to deposit all such funds in the name of the Corporation in banks or other depositories. in addition, the Treasurer shall perform all other necessary acts and duties in connection with the financial affairs of the Corporation, shall generally perform all duties appertaining to the office of treasurer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board, subject to the supervision of the Chief Financial Officer; and

           RESOLVED FURTHER, that the Assistant Treasurer, if any, or, if there shall be more than one, the Assistant Treasurers, shall, under the supervision of the Treasurer, perform the duties and exercise the powers of an assistant treasurer and, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. In addition, each Assistant Treasurer is authorized to enter into, execute, deliver and amend on behalf of the Corporation any and all letters of credit, uncommitted short-term credit obligations and short-term promissory notes (as defined by generally accepted accounting principles), such authorization to cease automatically upon termination of employment with the Corporation.

                         [LETTERHEAD OF MORGAN STANLEY]

                                 MORGAN STANLEY

                             Delegation of Authority

               I, David K. Wong, the Treasurer of Morgan Stanley (the "Corporation"), hereby delegate to Christine Cochet and Kevin Mooney, each of whom is an officer off Morgan Stanley & Co. Incorporated, the authority to sign severally, upon approval from and under the supervision of an Assistant Treasurer of the Corporation, any and all guarantees, loan agreements, keepwells and comfort letters of the Corporaton, including any letters, notices, agreements or related documents to give effect to such guarantees, loan agreements, keepwells and comfort letters. Each authorization shall cease automatically upon such individual's termination of employment with any affiliate of the Corporation.

               This Delegation supersedes all previous Delegations in connection wilt the authority notedabove.

               IN WITNESS WHEREOF, I have neretzito set my name as of the 13th day of August 2007.

                                                /s/ David K. Wong
                                                ----------------------------
                                                David K. Wong
                                                Treasurer

                               Specimen Signatures

              CHRISTINE K. COCHET            /s/ CHRISTINE K. COCHET

              VINCENT Y.C. LIU               /s/ VINCENT Y.C. LIU

              KEVIN P. MOONEY                /S/ KEVIN P. MOONEY

              JOHN A. ROBERTS                /S/ JOHN A. ROBERTS

              RICHARD A. UHLIG               /S/ RICHARD A. UHLIG

              DAVID K. WONG                  /S/ DAVID K. WONG